Putnam
Master
Intermediate
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000


REPORT FROM FUND MANAGEMENT

David L. Waldman
and the Core Fixed
Income Team

Putnam Master Intermediate Income Trust weathered changing market environments in the 12 months ended September 30, 2000. At the beginning of fiscal 2000, investors were uncertain of what to expect, given Y2K-related concerns, but they also were confident enough to focus attention on the riskier sectors of the market. This confidence contributed to positive performance for these sectors into the new year. After the Y2K transition passed without incident, the euphoria of the market quickly dissipated into an environment filled with fears of inflation and fallout from the Federal Reserve Board's decisions to increase interest rates. After mid 2000, a more stable market environment returned. Inflation appeared to remain benign, the U.S. economy showed signs of slowing down, and the risk of further Fed rate increases ceased to be a real threat. This most recent environment, combined with the fund's diversified portfolio, helped to deliver a competitive performance over the period.

Total return for 12 months ended 9/30/00

      NAV     Market price
-------------------------------
     4.29%      10.72%
-------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 5.

* YIELD CURVE INVERSION IMPACTS FIXED-INCOME MARKET

Within the investment-grade market, the action of the U.S. Treasury yield curve affected all sectors. The increases in short-term interest rates made short-term fixed-income securities much more attractive to investors. At the same time, the U.S. Treasury's buyback of long-term Treasury securities reduced supply and increased demand for longer-term Treasury debt. This combination created an inverted yield curve for most of the fiscal year, in which yields offered by short-term investments actually became higher than those of long-term bonds. As Treasuries serve as a benchmark for most other segments of the fixed-income market, the chain of events caused a volatile environment for fixed-income investments.


[GRAPHIC OMITTED: horizontal bar chart TOP FIVE COUNTRY ALLOCATIONS
                  (INTERNATIONAL SECTOR)]

TOP FIVE COUNTRY ALLOCATIONS
(INTERNATIONAL SECTOR)*

Canada        4.1%

Denmark       3.1%

Mexico        3.0%

Brazil        2.5%

Russia        2.1%

Footnote reads:
*Based on net assets as of 9/30/00. Holdings will vary over time.

Because of the fund's focus on fixed-income investments with limited maturities, we were unable to take advantage of the demand for long-term U.S. Treasury bonds. Fortunately, the fund's position in U.S. Treasuries of 7- to 10-year maturities was rewarded by these same market dynamics. Our position in mortgage-backed securities also served the fund well. With rising interest rates, fewer mortgages were being refinanced and we focused on mortgage-backed securities likely to benefit from the resulting decline in prepayments.

* EMERGING MARKETS, DEVELOPED MARKETS BOLSTER RETURNS WHILE HIGH-YIELD BONDS DISAPPOINT

Emerging markets have proved their resiliency since the correction in 1998. During the fiscal year, global growth was sustained, valuations were very cheap, and commodity prices were firm. The fund's holdings in Russia benefited from higher oil prices as well as the country's restructuring into a more market-oriented economy. Holdings in Mexico benefited both from U.S. economic growth and the increased economic stability.

Within the developed market universe, the fund took advantage of opportunities over the fiscal year in various countries. The potential for further European integration was an incentive to have positions in Greece and Denmark. In addition, the fund remained underweight in Japan as economic growth and potential supply of Japanese government securities weighed on the market.

Unfortunately, the fund's currency exposure did not contribute to positive performance. The euro in particular continued its slow deterioration since the beginning of the period. The attractiveness of the U.S. economy lured capital flows from abroad, and as a result, investors tended to buy the dollar and sell foreign securities.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS
PER SECTOR

HIGH-YIELD BONDS

Nextel Communications, Inc.
sr. notes, 9 3/8s, 2009

Hanvit Bank 144A
sub. notes 11 3/4s, 2010 (Korea)

Midland Funding II Corp.,
deb. Series A, 11 3/4s, 2005

FOREIGN BONDS

Brazil (Federal Republic of)
notes 14 1/2s, 2009

Denmark (Kingdom of)
bonds 6s, 2009

United Mexican States
bonds Series XW, 10 3/8s, 2009

U.S. INVESTMENT-GRADE
SECURITIES

U.S. Treasury Notes,
6 3/4s, May 15, 2005

U.S. Treasury Strip,
zero %, August 15, 2009

Federal National Mortgage Association
TBA 7 1/2s, 2015

Footnote reads:
These holdings represent 19.2% of the fund's net assets as of 9/30/00. Portfolio holdings will vary over time.

The combination of poor equity markets, defaults, and negative industry-wide mutual fund cash flows contributed to the underperformance of high-yield bonds during the period. Although the sector delivered attractive yields, the price performance was negative as spreads widened throughout the period.

The high-yield bond market rallied in the fourth quarter of 1999, consistent with the performance of U.S. equity markets. However, throughout most of 2000, as equity markets were experiencing corrections, this volatility also spilled over into the high-yield market.

Rising default rates over the past two years reduced demand for high-yield bonds even more. The rise in the default rate has received a great deal of attention. Historically, the most stressful time for a corporation is the three-year period following the issuance of high-yield bonds. The pattern of defaults that is now emerging can be attributed in part to the strong issuance in 1997 and 1998.

As it did in the equity markets, the technology and telecommunications sector of the high-yield market hit a rough patch in 2000. The fund trimmed back its holdings in the sector but did not completely escape the effects.

* OUTLOOK REMAINS POSITIVE

Looking forward, we believe that increasing stability is on the horizon as the opportunity for a U.S. economic soft landing has become a stronger probability. With the threat of continued Fed tightening dissipating, bond prices should trade within a relatively narrow range. We remain supportive on the long-term performance of the high-yield bond market. Given the attractive valuations and our expectation that defaults will peak in 2001, we believe that many of the uncertainties that have caused the high-yield market to struggle show signs of subsiding.

Emerging markets have shown continued strength in volatile times. But, despite global economic stability and firm commodity prices, we remain neutral on this sector because of pockets of specific country risk. With regard to developed country interest rates, we expect to minimize exposure to Japan and continue to take advantage of opportunities in Greece, Canada, and Denmark. We will continue to monitor events closely and maintain the fund's diversification while emphasizing strong valuations and working to minimize risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. International investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds will affect the issuers' ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Master Intermediate Income Trust is designed for investors seeking high current income and relative stability of net asset value through U.S. investment-grade high-yield, and international fixed-income securities with limited maturities.


TOTAL RETURN FOR PERIODS ENDED 9/30/00
                                         NAV           Market price
---------------------------------------------------------------------------
1 year                                  4.29%             10.72%
---------------------------------------------------------------------------
5 years                                32.20              35.62
Annual average                          5.74               6.28
---------------------------------------------------------------------------
10 years                              135.94             153.96
Annual average                          8.96               9.77
---------------------------------------------------------------------------
Annual average
(life of fund,
since 4/29/88)                          7.88               6.37
---------------------------------------------------------------------------
Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                    Lehman Bros.  Salomon Bros.
                       Govt.        Non-U.S.    First Boston
                    Intermediate   World Govt.   High Yield      Consumer
                    Bond Index     Bond Index    Bond Index     price index
----------------------------------------------------------------------------
1 year                6.21%          -7.86%        1.92%           3.46%
----------------------------------------------------------------------------
5 years              34.19            6.47        35.09           13.32
Annual average        6.06            1.26         6.20            2.53
----------------------------------------------------------------------------
10 years            101.03          101.90       204.16           30.82
Annual average        7.23            7.28        11.76            2.72
----------------------------------------------------------------------------
Annual average
(life of fund,
since 4/29/88)        7.51            6.14         9.41            3.22
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00
----------------------------------------------------------------------------
Distributions from common shares
----------------------------------------------------------------------------
Number                                                12
----------------------------------------------------------------------------
Income                                             $0.642
----------------------------------------------------------------------------
Capital gains                                         --
----------------------------------------------------------------------------
  Total                                            $0.642
----------------------------------------------------------------------------
Share value                                     NAV       Market price
----------------------------------------------------------------------------
9/30/99                                       $7.57         $6.438
----------------------------------------------------------------------------
9/30/00                                        7.13          6.438
----------------------------------------------------------------------------
Current return
----------------------------------------------------------------------------
Current dividend rate1                         8.92%          9.88%
----------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Intermediate Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between 1 and
9.99 years.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Bond Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the fund's portfolio, as of September 30, 2000, the related statement of operations for the year then ended, statement of changes in net assets for the year then ended and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the years or periods in the four-year period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2000, and the results of its operations, changes in its net assets and financial highlights for the year described above, in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG   LLP
Boston, Massachusetts
November 2, 2000




THE FUND'S PORTFOLIO
September 30, 2000

CORPORATE BONDS AND NOTES (44.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
     $      165,000 Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                 $     169,950
            688,200 Interact Operating Co. notes 14s, 2003                                                   34,410
            360,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         354,600
          1,450,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                         1,471,750
            860,000 SFX Entertainment, Inc. company guaranty
                    9 1/8s, 2008                                                                            898,700
            730,000 SFX Entertainment, Inc. 144A company guaranty
                    Ser. B, 9 1/8s, 2008                                                                    762,850
                                                                                                      -------------
                                                                                                          3,692,260

Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,140,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                           940,500
            665,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          650,038
            530,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      475,675
            580,000 Decrane Aircraft Holdings company guaranty
                    Ser. B, 12s, 2008                                                                       536,500
            330,000 L-3 Communications Corp. company guaranty
                    Ser. B, 8s, 2008                                                                        298,650
          1,130,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  1,053,725
            140,000 L-3 Communications Corp. sr. sub. notes Ser. B,
                    10 3/8s, 2007                                                                           143,150
            600,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                             595,500
          1,150,000 Sequa Corp. med. term notes Ser. A, 10.15s, 2001                                      1,159,200
                                                                                                      -------------
                                                                                                          5,852,938

Agriculture (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,979,455 Premium Standard Farms, Inc. sr. sec. notes
                    11s, 2003 (PIK)                                                                       1,801,304

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,030,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                           968,200
            180,000 Continental Airlines notes 8s, 2005                                                     170,827
             70,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                    67,609
            240,000 Northwest Airlines, Inc. company guaranty 8 3/8s, 2004                                  229,898
            490,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                  458,238
          2,000,000 US Air, Inc. pass-thru certificates Ser. 93-A2,
                    9 5/8s, 2003                                                                          1,911,440
                                                                                                      -------------
                                                                                                          3,806,212

Automotive (1.0%)
-------------------------------------------------------------------------------------------------------------------
            844,000 Aftermarket Technology Corp. sr. sub. notes
                    12s, 2004                                                                               844,000
             50,000 Aftermarket Technology Corp. sr. sub. notes
                    Ser. D, 12s, 2004                                                                        50,000
            220,000 Collins & Aikman Products company guaranty
                    11 1/2s, 2006                                                                           213,400
            910,000 Dura Operating Corp. company guaranty
                    Ser. B, 9s, 2009                                                                        782,600
            370,000 Exide Corp. sr. notes 10s, 2005                                                         284,900
            410,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                  155,800
          1,220,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                  475,800
            630,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                  239,400
            420,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                  163,800
            225,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                    200,250
            780,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                            682,500
            490,000 Lear Corp. company guaranty 8.11s, 2009                                                 465,823
            760,000 Lear Corp. sub. notes 9 1/2s, 2006                                                      766,924
            990,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                           891,000
            200,000 Safety Components International, Inc. sr. sub. notes
                    Ser. B, 10 1/8s, 2007 (In default) (NON)                                                 80,000
          1,020,000 Tenneco Automotive, Inc. company guaranty
                    Ser. B, 11 5/8s, 2009                                                                   652,800
                                                                                                      -------------
                                                                                                          6,948,997

Banking (1.2%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Bank United Corp. sub. notes 8 7/8s, 2007                                               178,085
            110,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                   101,475
            590,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                   555,338
          1,060,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  978,719
          4,320,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                     4,287,600
            670,000 Local Financial Corp. sr. notes 11s, 2004                                               670,000
          1,100,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       1,116,500
            630,000 Superior Financial Corp. sr. notes 8.65s, 2003                                          610,796
                                                                                                      -------------
                                                                                                          8,498,513

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,370,000 Trairc Consumer Products, Inc. company guaranty
                    10 1/4s, 2009                                                                         1,532,688

Broadcasting (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,140,000 Acme Television sr. disc. notes 10 7/8s, 2004                                         1,083,000
            970,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                            906,950
            245,900 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           281,556
             10,263 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (In default) (Australia) (PIK) (NON)                                                          1
          1,480,000 Benedek Communications Corp. sr. disc. notes
                    stepped-coupon zero % (13 1/4s, 5/15/01),
                    2006 (STP)                                                                            1,276,500
          2,105,000 Capstar Broadcasting sr. disc. notes stepped-coupon
                    zero % (12 3/4s, 2/1/02), 2009 (STP)                                                  2,015,538
          2,025,000 Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                      2,065,500
            115,000 Central European Media Enterprises, Ltd. sr. notes
                    9 3/8s, 2004 (In default) (Bermuda) (NON)                                                25,300
            256,020 Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                 266,261
          2,542,000 Diva Systems Corp. sr. disc. notes, stepped-coupon
                    Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                          1,118,480
          3,340,000 Echostar Broadband Corp. 144A sr. notes
                    10 3/8s, 2007                                                                         3,340,000
            580,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                   421,950
            380,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                       363,850
            890,000 Golden Sky Systems company guaranty Ser. B,
                    12 3/8s, 2006                                                                           974,550
            560,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  392,000
            950,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 7/8s, 10/15/02), 2007 (STP)                                                  498,750
          1,650,000 Lin Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/2003), 2008 (STP)                                                    1,188,000
            520,000 OnePoint Communications Corp. company guaranty
                    Ser. B, 14 1/2s, 2008                                                                   522,600
            610,000 Paxson Communications Corp. 144A sr. sub. notes
                    11 5/8s, 2002                                                                           625,250
             70,000 Pegasus Communications sr. notes Ser. B, 12 1/2s, 2007                                   74,200
          2,170,000 Pegasus Communications sr. notes Ser. B, 9 3/4s, 2006                                 2,115,750
            140,000 Pegasus Communications sr. notes Ser. B, 9 5/8s, 2005                                   136,500
             90,000 Pegasus Media & Communications sr. sub.notes
                    Ser. B, 12 1/2s, 2005                                                                    93,600
            997,000 PHI Holdings, Inc. sr. sub. notes zero %, 2001                                          937,978
            275,000 Radio One, Inc. company guaranty Ser. B, 12s, 2004                                      291,500
            490,000 RCN Corp. sr. notes 10 1/8s, 2010                                                       350,350
            510,000 Spanish Broadcasting System, Inc. sr. sub notes
                    9 5/8s, 2009                                                                            508,725
          1,530,000 TV Azteca S.A. de C.V. sr. notes 10 1/2s,
                    2007 (Mexico)                                                                         1,413,338
            590,000 XM Satellite Radio, Inc. 144A sr. notes 14s, 2010                                       436,600
                                                                                                      -------------
                                                                                                         23,724,577

Building Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
            130,000 American Architectural Products Corp. company
                    guaranty 11 3/4s, 2007 (In default) (NON)                                                23,400
            765,000 American Standard, Inc. company guaranty
                    7 5/8s, 2010                                                                            721,013
             80,000 American Standard, Inc. company guaranty
                    7 1/8s, 2003                                                                             77,800
            230,000 Atrium Companies, Inc. company guaranty
                    Ser. B, 10 1/2s, 2009                                                                   207,000
            540,000 Building Materials Corp. company guaranty 8s, 2008                                      340,200
            940,000 Dayton Superior Corp. company guaranty 13s, 2009                                        944,700
            410,000 NCI Building Systems, Inc. sr. sub. notes
                    Ser. B, 9 1/4s, 2009                                                                    386,425
                                                                                                      -------------
                                                                                                          2,700,538

Cable Television (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,123,000 Adelphia Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2007                                                                          1,055,620
            100,000 Charter Communications Holdings LLC sr. disc.
                    notes, stepped-coupon zero % (11 3/4s, 1/15/05),
                    2010 (STP)                                                                               58,500
          2,580,000 Charter Communications Holdings LLC sr. notes
                    8 5/8s, 2009                                                                          2,309,100
            150,000 Charter Communications Holdings LLC bank term
                    loan FRN 8.518s, 2008                                                                   150,000
            210,000 Classic Cable, Inc. company guaranty 10 1/2s, 2010                                      178,500
          1,600,000 CSC Holdings, Inc. sr. sub notes 9 7/8s, 2006                                         1,640,000
          2,700,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                2,072,250
            860,000 NTL Communications Corp. 144A sr. notes
                    11 7/8s, 2010                                                                           842,800
          1,130,000 NTL Communications Corp. sr. notes Ser. B,
                    11 1/2s, 2008                                                                         1,098,925
            560,000 Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                    (In default) (Argentina) (NON)                                                          235,200
          1,200,000 TeleWest Communications PLC 144A sr. disc. notes stepped-coupon zero % (11 3/8s, 2/1/05), 2010
                    (United Kingdom) (STP)                                                                  636,000
            150,000 TeleWest Communications PLC deb. stepped-coupon
                    zero % (11s, 10/1/00), 2007 (United Kingdom) (STP)                                      143,250
            410,000 TeleWest Communications PLC structured note
                    10 7/8s, 2005 (issued by DLJ International Capital)
                    (United Kingdom)                                                                        421,480
            610,000 TeleWest Communications PLC 144A 9 7/8s, 2010                                           561,200
             90,000 TeleWest Communications PLC sr. disc. notes
                    stepped-coupon zero % (9.25s, 4/15/04), 2009
                    (United Kingdom) (STP)                                                                   47,700
          1,270,000 United Pan-Europe N.V. sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/01/05), 2010 (Netherlands) (STP)                                     584,200
          1,090,000 United Pan-Europe N.V. sr. discount notes Ser. B,
                    12 1/2s, 2009 (Netherlands)                                                             523,200
            890,000 United Pan-Europe N.V. sr. notes 10 7/8s, 2009
                    (Netherlands)                                                                           754,275
            560,000 Williams Communications Group, Inc. 144A
                    sr. notes 11.7s, 2008                                                                   543,200
                                                                                                      -------------
                                                                                                         13,855,400

Chemicals (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,430,000 Geo Specialty Chemicals, Inc. sr. sub. notes
                    10 1/8s, 2008                                                                         1,258,400
            635,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         546,100
            600,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         522,000
          2,070,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                         2,038,950
            450,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                       439,875
            390,000 Lyondell Petrochemical Co. sr. sub. notes
                    10 7/8s, 2009                                                                           378,300
          1,700,000 Lyondell Petrochemical Co. sec. notes Ser. B,
                    9 7/8s, 2007                                                                          1,666,000
            590,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                   578,200
          2,000,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (India)                                                                    990,000
            466,000 Pioneer Americas Acquisition 144A sr. notes
                    9 1/4s, 2007                                                                            298,240
            120,000 Polymer Group, Inc. company guaranty Ser. B,
                    9s, 2007                                                                                 96,000
            580,000 Polymer Group, Inc. company guaranty Ser. B,
                    8 3/4s, 2008                                                                            458,200
            357,928 Polytama International notes 11 1/4s, 2007
                    (In default ) (Indonesia) (NON)                                                          29,100
            810,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             607,500
            325,000 Sterling Chemicals Holdings sr. disc. notes stepped-
                    coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                            130,000
            680,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006                                                                           693,600
            720,000 Sterling Chemicals, Inc. sr. sub. notes 11 3/4s, 2006                                   504,000
            220,000 Sterling Chemicals, Inc. sr. sub. notes Ser. A,
                    11 1/4s, 2007                                                                           149,600
            200,000 Texas Petrochemical Corp. sr. sub. notes Ser. B,
                    11 1/8s, 2006                                                                           170,000
            830,000 Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                           651,550
                                                                                                      -------------
                                                                                                         12,205,615

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
          1,030,000 Lodestar Holdings, Inc. company guaranty
                    11 1/2s, 2005                                                                           144,200

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,170,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        1,170,000
            485,000 GS Superhighway Holdings sr. notes
                    10 1/4s, 2007 (China)                                                                   344,332
            790,000 GS Superhighway Holdings sr. notes
                    9 7/8s, 2004 (China)                                                                    576,700
                                                                                                      -------------
                                                                                                          2,091,032

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 USA Mobile Communication, Inc. sr. notes
                    9 1/2s, 2004                                                                             22,050

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            885,000 Unisys Corp. sr. notes 11 3/4s, 2004                                                    935,888

Construction (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,390,000 Better Minerals & Aggregates Co. company guaranty
                    13s, 2009                                                                             1,292,700
            850,000 Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                        841,500
            980,000 Washington Group, Intl. 144A company guaranty
                    11s, 2010                                                                             1,004,500
                                                                                                      -------------
                                                                                                          3,138,700

Consumer (0.1%)
-------------------------------------------------------------------------------------------------------------------
            710,000 Home Interiors & Gifts, Inc. company guaranty
                    10 1/8s, 2008                                                                           212,113
            810,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            639,900
                                                                                                      -------------
                                                                                                            852,013

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,090,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                          152,600
          1,340,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                          187,600
          1,320,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                          184,800
            150,000 Finova Capital Corp. sr. notes 7 5/8s, 2009                                             104,250
            565,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B,
                    11s, 2006                                                                               480,250
                                                                                                      -------------
                                                                                                          1,109,500

Consumer Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
            320,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                           312,000
            180,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                 179,100
            500,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007                                      215,000
          1,370,000 NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                           1,171,350
            460,000 Revlon Consumer Products sr. notes 9s, 2006                                             331,200
            270,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         191,700
                                                                                                      -------------
                                                                                                          2,400,350

Consumer Staples (--%)
-------------------------------------------------------------------------------------------------------------------
            570,000 Doskcil Manufacturing Co., Inc. sr. sub. notes
                    10 1/8s, 2007                                                                           193,800

Containers (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,100,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        929,500
          2,210,000 Huntsman Packaging Corp. bank term loan FRN
                    9.72s, 2008                                                                           2,154,750
            410,000 Huntsman Packaging Corp. 144A company guaranty
                    13s, 2010                                                                               358,750
            127,779 Jefferson Smurfit bank term loan FRN 8.65s, 2006                                        127,779
            550,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              473,732
          1,110,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                            1,014,684
            100,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                                89,000
            207,000 Stone Container Corp. sr. sub. notes 12 1/4s, 2002                                      209,070
            310,000 Stone Container 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                  318,525
            903,500 Stone Container bank term loan FRN
                    10.105s, 2006 (Canada)                                                                  903,500
          1,094,261 Stone Container bank term loan FRN 9 3/8s,
                    2006 (Canada)                                                                         1,091,525
          1,360,000 Tekni-Plex, Inc. 144A sr. sub. notes 12 3/4s, 2010                                    1,339,600
                                                                                                      -------------
                                                                                                          9,010,415

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
            990,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                    792,000

Electric Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
            800,000 AES China Generating Co. sr. notes 10 1/8s,
                    2006 (China)                                                                            560,000
            270,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                 241,064
          1,700,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       1,589,500
            869,216 Northeast Utilities System notes Ser. A, 8.58s, 2006                                    884,210
            246,400 Northeast Utilities System notes Ser. B, 8.38s, 2005                                    247,068
          1,290,000 Panda Global Energy Co. company guaranty
                    12 1/2s, 2004 (China)                                                                   580,500
                                                                                                      -------------
                                                                                                          4,102,342

Energy (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,710,000 AES Corp. sr. notes 9 3/8s, 2010                                                      1,735,650
          1,000,000 Cliffs Drilling Co. company guaranty Ser. D,
                    10 1/4s, 2003                                                                         1,030,000
            580,000 Leviathan Gas Corp. company guaranty Ser. B,
                    10 3/8s, 2009                                                                           611,900
            590,000 Parker Drilling Co. company guaranty Ser. D,
                    9 3/4s, 2006                                                                            594,425
          1,440,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                        1,663,200
                                                                                                      -------------
                                                                                                          5,635,175

Entertainment (0.7%)
-------------------------------------------------------------------------------------------------------------------
            180,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                      82,800
            690,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     317,400
            920,000 Autotote Corp. 144A company guaranty
                    12 1/2s, 2010                                                                           933,800
          1,600,000 Cinemark USA, Inc. sr. sub. notes 8 1/2s,
                    2008 (Mexico)                                                                           768,000
          2,775,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                            2,584,219
          1,480,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008                                         177,600
            640,000 Regal Cinemas, Inc. sr. sub. notes 8 7/8s, 2010                                          70,400
            800,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005
                    (In default) (NON)                                                                       64,000
          1,475,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008
                    (In default) (NON)                                                                       25,813
            586,000 United Artists Theatre 144A notes, FRN,
                    10.415s, 2007 (In default) (NON)                                                         11,720
                                                                                                      -------------
                                                                                                          5,035,752

Financial (0.9%)
-------------------------------------------------------------------------------------------------------------------
            640,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                            328,000
          1,270,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                        1,211,948
          1,060,000 Advanta Corp. med. term notes Ser. D, 6.92s, 2002                                       949,113
            820,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                       369,000
            240,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                    108,000
            700,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    525,000
          1,380,000 Delta Financial Corp. sr. notes 9 1/2s, 2004                                            621,000
            950,000 Imperial Credit Capital Trust I 144A company
                    guaranty 10 1/4s, 2002                                                                  617,500
            125,000 Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                  68,750
            420,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                 264,600
            620,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                  570,400
            500,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               451,250
            760,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         691,600
                                                                                                      -------------
                                                                                                          6,776,161

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Archibald Candy Corp. company guaranty
                    10 1/4s, 2004                                                                            69,600
             65,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                   51,025
            730,000 Aurora Foods, Inc. sr. sub. notes Ser. D, 9 7/8s, 2007                                  573,050
          1,370,000 Doane Pet Care Co. sr. sub. notes 9 3/4s, 2007                                        1,185,050
            380,000 Eagle Family Foods company guaranty Ser. B,
                    8 3/4s, 2008                                                                            201,400
            190,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                        157,700
            735,000 Vlasic Foods Intl., Inc. sr. sub notes Ser. B,
                    10 1/4s, 2009                                                                           404,250
                                                                                                      -------------
                                                                                                          2,642,075

Gaming & Lottery (2.0%)
-------------------------------------------------------------------------------------------------------------------
            270,000 Ameristar Casinos, Inc. company guaranty Ser. B,
                    10 1/2s, 2004                                                                           270,675
            720,000 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                        388,800
            270,000 Harrahs Entertainment, Inc. company guaranty
                    7 1/2s, 2009                                                                            254,416
          1,360,000 Hollywood Casino Corp. company guaranty
                    11 1/4s, 2007                                                                         1,424,600
            510,000 Hollywood Park, Inc. company guaranty Ser. B,
                    9 1/4s, 2007                                                                            520,200
          1,710,000 International Game Technology sr. notes
                    7 7/8s, 2004                                                                          1,662,975
             70,000 International Game Technology sr. notes 8 3/8s, 2009                                     68,600
          1,220,000 Isle of Capri Black Hawk LLC company guaranty
                    8 3/4s, 2009                                                                          1,134,600
            150,000 Isle of Capri Black Hawk LLC 144A 1st mortgage
                    Ser. B, 13s, 2004                                                                       163,500
            830,000 Mirage company guaranty 9 3/4s, 2007                                                    856,975
            800,000 Mohegan Tribal Gaming, Auth. sr. sub. notes
                    8 3/4s, 2009                                                                            794,000
            330,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                     321,750
            590,000 Park Place Entertainment sr. sub. notes 8 7/8s, 2008                                    584,100
             80,000 Park Place Entertainment sr. sub. notes 9 3/8s, 2007                                     81,500
          3,310,000 Trump Atlantic City 1st mtge. 11 1/4s, 2006                                           2,292,175
          2,430,000 Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                    2,430,000
            100,000 Trump Castle Funding mortgage 11 3/4s, 2003                                              83,500
            850,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                    875,500
                                                                                                      -------------
                                                                                                         14,207,866

Health Care (1.6%)
-------------------------------------------------------------------------------------------------------------------
            340,000 ALARIS Medical Systems, Inc. company guaranty
                    9 3/4s, 2006                                                                            248,200
            330,000 Bio-Rad Labs sr. sub. notes 11 5/8s, 2007                                               346,500
          1,500,000 Columbia/HCA Healthcare Corp. med. term notes
                    8.85s, 2007                                                                           1,503,750
            600,000 Columbia/HCA Healthcare Corp. notes 6.91s, 2005                                         564,000
          2,310,000 Conmed Corp. company guaranty 9s, 2008                                                1,940,400
            560,000 HCA-The Healthcare Co. notes 8 3/4s, 2010                                               567,511
            660,000 Hudson Respiratory Care, Inc. sr. sub. notes
                    9 1/8s, 2008                                                                            462,000
            290,000 Kinetic Concepts, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            223,300
            680,000 Lifepoint Hospital Holdings company guaranty
                    Ser. B, 10 3/4s, 2009                                                                   714,000
            510,000 Magellan Health Services sr. sub. notes 9s, 2008                                        336,600
            862,829 Magellan Health Services bank term loan FRN
                    8s, 2005                                                                                776,546
            760,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                22,800
            560,000 Mediq, Inc. deb. stepped-coupon zero %
                    (13s, 6/1/03), 2009 (STP)                                                                    56
            815,000 Paracelsus Healthcare sr. sub. notes 10s, 2006
                    (In default) (NON)                                                                      326,000
            370,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                      364,450
            230,000 Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                           231,150
            500,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   476,875
          1,370,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                 1,291,225
            960,000 Triad Hospitals Holdings company guaranty Ser. B,
                    11s, 2009                                                                               984,000
                                                                                                      -------------
                                                                                                         11,379,363

Homebuilding (0.5%)
-------------------------------------------------------------------------------------------------------------------
            540,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             504,225
            140,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                              135,100
            280,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                               257,600
            670,000 K. Hovnanian Enterprises 144A company guaranty
                    10 1/2s, 2007                                                                           655,763
            130,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       133,900
            350,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                     322,000
            590,000 Ryland Group sr. notes 9 3/4s, 2010                                                     597,375
            570,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                           571,425
            520,000 Toll Corp. company guaranty 8 1/8s, 2009                                                492,700
                                                                                                      -------------
                                                                                                          3,670,088

Household Furniture & Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
            830,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                            749,075
          1,000,000 Sealy Mattress Co. company guaranty stepped-coupon
                    Ser. B, zero % (10 7/8s, 12/15/02), 2007 (STP)                                          745,000
            410,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  396,675
                                                                                                      -------------
                                                                                                          1,890,750

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------------------------------------------
            720,000 Epic Resorts LLC company guaranty Ser. B,
                    13s, 2005                                                                               216,000
            220,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                      210,100
          1,665,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                          1,535,963
          1,000,000 Starwood Hotels & Resorts bank term loan FRN
                    8.763s, 2003                                                                          1,002,500
            150,000 Starwood Hotels & Resorts notes 6 3/4s, 2003                                            144,135
          1,330,000 Starwood Hotels & Resorts notes 6 3/4s, 2005                                          1,241,462
                                                                                                      -------------
                                                                                                          4,350,160

Manufacturing (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,410,000 Blount, Inc. company guaranty 13s, 2009                                               1,448,775
          1,216,372 Blount, Inc. bank term loan FRN 9.315s, 2006                                          1,220,934
            210,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                     69,300
          1,210,000 Flextronics International Ltd. 144A sr. sub. notes
                    9 7/8s, 2010                                                                          1,252,350
            920,000 Flowserve Corp. 144A company guaranty
                    12 1/4s, 2010                                                                           943,000
          1,140,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                1,117,200
            320,000 Roller Bearing Co. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            294,400
          1,995,000 Transportation Tech bank term loan FRN 9.859s, 2007                                   1,980,038
                                                                                                      -------------
                                                                                                          8,325,997

Medical Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Extendicare Health Services, Inc. company guaranty
                    9.35s, 2007                                                                             580,000
          1,000,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                          10,000
            380,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                           3,800
          1,480,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                          11,100
            310,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (STP) (NON)                                                             2,325
          1,590,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          87,450
            240,000 Service Corp. International notes 6s, 2005                                              136,200
          1,005,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                          20,100
            500,000 Sun Healthcare Group, Inc. 144A sr. sub. notes
                    9 3/8s, 2008 (In default) (NON)                                                          10,625
                                                                                                      -------------
                                                                                                            861,600

Medical Technology (--%)
-------------------------------------------------------------------------------------------------------------------
            360,000 Hanger Orthopedic Group sr. sub. notes 11 1/4s, 2009                                    322,200

Metals (0.9%)
-------------------------------------------------------------------------------------------------------------------
            440,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            393,800
            171,400 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                      77,130
          1,000,000 Armco, Inc. sr. notes 9s, 2007                                                          960,000
            935,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                           832,150
             60,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                            59,100
            110,000 Kaiser Aluminum & Chemical Corp. sr. notes
                    9 7/8s, 2002                                                                            107,800
          1,410,000 LTV Corp. company guaranty 11 3/4s, 2009                                                733,200
          1,310,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     786,000
            348,000 Oregon Steel Mills 1st mortgage 11s, 2003                                               278,400
            996,667 UCAR Global bank term loan FRN 8.663s, 2008                                             976,733
            550,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             495,000
             70,000 Weirton Steel Corp. sr. notes 10 3/4s, 2005                                              56,350
            780,000 Wheeling-Pittsburgh Steel Corp. sr. notes
                    9 1/4s, 2007                                                                            273,000
            490,000 WHX Corp. sr. notes 10 1/2s, 2005                                                       271,950
                                                                                                      -------------
                                                                                                          6,300,613

Oil & Gas (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Belco Oil & Gas Corp. company guaranty Ser. B,
                    10 1/2s, 2006                                                                         1,353,375
            410,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B,
                    8 7/8s, 2007                                                                            387,450
            440,000 Giant Industries Corp. company guaranty 9s, 2007                                        405,900
            110,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s,
                    2005 (Canada)                                                                           112,888
            840,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                        846,300
            960,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                    962,400
            790,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 7/8s, 2007                                                                            797,900
            870,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                            865,650
            330,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                            349,800
             90,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                            90,000
            270,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                     64,800
            580,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                            593,537
            230,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        219,650
            740,000 Triton Energy, Ltd. 144A sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                                        740,000
            740,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                           773,300
            500,000 Vintage Petroleum sr. sub. notes 9s, 2005                                               505,000
            500,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004
                    (In default) (NON)                                                                       90,000
            500,000 XCL Ltd. units sr. sec. notes 13 1/2s, 2004
                    (In default) (NON)                                                                       90,000
                                                                                                      -------------
                                                                                                          9,247,950

Paper & Forest Products (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,150,000 APP China Group, Ltd. 144A sr. disc. notes
                    14s, 2010 (Bermuda)                                                                     563,500
            830,000 Doman Industries, Ltd. company guaranty
                    12s, 2004 (Canada)                                                                      842,450
          1,025,000 Doman Industries, Ltd. 144A 8 3/4s, 2004 (Canada)                                       738,000
            300,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                285,750
            820,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                     369,000
            160,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                  107,200
          1,295,000 Indah Kiat Financial Mauritius, Ltd. company guaranty
                    10s, 2007 (Indonesia)                                                                   634,550
          1,370,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    1,376,850
            490,000 Packaging Corp. company guaranty 9 5/8s, 2009                                           494,900
          1,620,000 Pindo Deli Finance Mauritius, Ltd. company guaranty
                    10 3/4s, 2007 (Indonesia)                                                               793,800
          1,925,000 PT Pabrik Kertas Tjiwi Kimia company guaranty
                    10s, 2004 (Indonesia)                                                                 1,039,500
          1,933,000 Repap New Brunswick sr. notes 10 5/8s,
                    2005 (Canada)                                                                         1,990,990
          2,480,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                         2,306,400
            990,000 Tembec Industries, Inc. company guaranty
                    8 5/8s, 2009 (Canada)                                                                   965,250
                                                                                                      -------------
                                                                                                         12,508,140

Pharmaceuticals (0.3%)
-------------------------------------------------------------------------------------------------------------------
            890,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                   883,325
            890,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   881,100
             80,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                    79,200
                                                                                                      -------------
                                                                                                          1,843,625

Power Producers (1.0%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                   401,700
            170,000 Calpine Corp. sr. notes 9 1/4s, 2004                                                    169,978
            460,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    462,525
            260,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    249,363
             30,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                     28,538
            730,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                     821,360
          3,420,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                   3,697,875
          1,119,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                      1,130,190
                                                                                                      -------------
                                                                                                          6,961,529

Publishing (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,665,000 Affinity Group Holdings sr. notes 11s, 2007                                           1,381,950
            561,900 Big Flower Holdings bank term loan FRN
                    9.004s, 2010                                                                            560,495
            750,000 Garden State Newspapers, Inc. sr. sub. notes
                    Ser. B, 8 3/4s, 2009                                                                    701,250
          1,450,000 Garden State Newspapers, Inc. sr. sub. notes
                    8 5/8s, 2011                                                                          1,334,000
                                                                                                      -------------
                                                                                                          3,977,695

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
            740,000 Kansas City Southern Railway 144A sr. notes
                    9 1/2s, 2008                                                                            751,100
          1,335,000 TFM S.A. de C.V. company guaranty stepped-coupon
                    zero % (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                        1,011,263
                                                                                                      -------------
                                                                                                          1,762,363

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
            560,000 Felcor Lodging 144A sr. notes 9 1/2s, 2008                                              561,400
            810,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                     376,650
            600,000 Sbarro, Inc. company guaranty 11s, 2009                                                 618,000
            700,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   653,674
                                                                                                      -------------
                                                                                                          2,209,724

Retail (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                               689,000
          1,055,000 Groupo Elektra S.A. de C.V. 144A sr. notes
                    12s, 2008 (Mexico)                                                                    1,020,713
            400,000 Iron Age Corp. company guaranty 9 7/8s, 2008                                            280,000
             30,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 5/1/03), 2009 (STP)                                                      4,500
          1,730,000 K mart Corp. notes 8 3/8s, 2004                                                       1,486,606
            790,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                              726,800
          2,610,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              1,566,000
            200,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               165,000
          1,437,000 Southland Corp. deb. 4s, 2004                                                         1,171,155
                                                                                                      -------------
                                                                                                          7,109,774

Semiconductor (--%)
-------------------------------------------------------------------------------------------------------------------
            270,000 ChipPac Intl., Ltd. 144A company guaranty Ser. B,
                    12 3/4s, 2009                                                                           286,200

Shipping (0.3%)
-------------------------------------------------------------------------------------------------------------------
             65,000 International Shipholding Corp. sr. notes 9s, 2003                                       65,000
            240,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                  208,800
            250,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004
                    (In default) (NON)                                                                      142,500
            840,000 Pegasus Shipping stepped-coupon zero %
                    (14 1/2s, 12/20/03), 2008 (STP)                                                          37,800
          1,790,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               1,654,562
            200,000 Transportacion Maritima Mexicana S.A. de C.V. notes
                    9 1/4s, 2003 (Mexico)                                                                   162,000
                                                                                                      -------------
                                                                                                          2,270,662

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            410,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                     73,800

Specialty Printing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,390,000 Perry-Judd company guaranty 10 5/8s, 2007                                             1,237,100
             88,444 Von Hoffman Press, Inc. 144A sr. sub. notes
                    13 1/2s, 2009                                                                            79,600
            100,000 Von Hoffman Press, Inc. 144A sr. sub. notes
                    10 3/8s, 2007                                                                            92,000
                                                                                                      -------------
                                                                                                          1,408,700

Technology (1.0%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Amkor Technologies, Inc., structured note 12.58s,
                    2005 (issued by Steers, Credit Linked Trust 2000)                                       390,975
            360,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         356,400
            905,000 Celestica International, Ltd. 144A sr. sub. notes
                    10 1/2s, 2006 (Canada)                                                                  932,150
             20,000 Fairchild Semiconductor Corp. company guaranty
                    10 3/8s, 2007                                                                            20,200
          1,375,000 Fairchild Semiconductor Corp. sr. sub. notes
                    10 1/8s, 2007                                                                         1,375,000
            745,000 Flextronics International, Ltd. sr. sub. notes Ser. B,
                    8 3/4s, 2007                                                                            730,100
          1,645,000 Telecommunications Techniques, Inc. company
                    guaranty 9 3/4s, 2008                                                                 1,546,300
            370,000 U.S. Can Corp. 144A sr. sub. notes 12 3/8s, 2010                                        373,700
          1,400,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       1,274,000
            320,000 Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                             300,800
                                                                                                      -------------
                                                                                                          7,299,625

Technology Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,066,667 American Cellular Corp. bank term loan FRN
                    8.941s, 2008                                                                          1,066,667
            933,333 American Cellular Corp. bank term loan FRN
                    9.609s, 2008                                                                            933,333
            970,000 Covad Communications Group, Inc. sr. notes
                    12 1/2s, 2009                                                                           732,350
            670,000 Equinix, Inc. sr. notes 13s, 2007                                                       536,000
            390,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                     377,325
          1,570,000 Exodus Communications, Inc. 144A sr. notes
                    11 5/8s, 2010                                                                         1,577,850
            360,000 Globix Corp. sr. notes 12 1/2s, 2010                                                    259,200
          1,320,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                     1,280,400
            700,000 Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                         724,500
            530,000 PSINet, Inc. sr. notes 11 1/2s, 2008                                                    352,450
            560,000 PSINet, Inc. sr. notes 11s, 2009                                                        364,000
            530,000 Rhythms Netconnections sr. notes Ser. B, 14s, 2010                                      349,800
                                                                                                      -------------
                                                                                                          8,553,875

Telecommunications (5.4%)
-------------------------------------------------------------------------------------------------------------------
            730,000 360Networks, Inc. 144A sr. notes 13s, 2008 (Canada)                                     678,900
            100,000 Motient Corp. company guaranty Ser. B, 12 1/4s, 2008                                     74,500
            440,000 Arch Communications Group sr. disc. notes stepped-
                    coupon zero % (10 7/8s, 3/15/01), 2008 (STP)                                            223,300
            875,000 Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                472,500
            480,000 Bestel S.A. de C.V. sr. disc. notes stepped-coupon zero %
                    (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                 314,400
            400,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                  160,000
            670,000 Carrier1 Intl. SA sr. notes Ser. B, 13 1/4s, 2009
                    (Luxembourg)                                                                            589,600
          1,780,000 Celcaribe SA sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (STP)                                                        1,352,800
          4,238,000 CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 10/1/02), 2007 (In default) (STP) (NON)                                    296,660
             90,000 Clearnet Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                            94,500
          1,000,000 Clearnet Racers notes Ser. 00-17A, 9.709s, 2007                                         995,000
            740,000 Crown Castle Intl., Corp. sr. notes 10 3/4s, 2011                                       747,400
            200,000 Dobson Communications Corp. sr. notes
                    10 7/8s, 2010                                                                           195,000
            940,000 Dobson/Sygnet Communications, Inc. sr. notes
                    12 1/4s, 2008                                                                           944,700
          1,500,000 Econophone, Inc. company guaranty 13 1/2s, 2007                                         930,000
            535,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom)                                                                        250,113
            220,000 Exodus Communications, Inc. sr. notes 11 1/4s, 2008                                     216,700
            880,000 Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                         774,400
          1,150,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                1,147,125
            130,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                  129,350
            990,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/8s, 2006 (Bermuda)                                                                  977,625
            585,000 Grupo Iusacell S.A. de C.V. sr. notes 14 1/4s,
                    2006 (Mexico)                                                                           621,563
            790,000 Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                       750,500
            710,000 Intira Corp. bonds 13s, 2010                                                            369,200
            550,000 Level 3 Communications, Inc. sr. notes 11 1/4s, 2010                                    530,750
            700,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                        679,000
            440,000 Level 3 Communication, Inc. sr. notes 9 1/8s, 2008                                      379,500
            330,000 Loral Space & Communication, Ltd. sr. notes
                    9 1/2s, 2006                                                                            239,250
          1,040,000 Maxcom Telecomunicacione 144A sr. notes
                    13 3/4s, 2007 (Mexico)                                                                  587,600
            220,000 Metrocall, Inc. sr. sub. notes 11s, 2008                                                147,400
            180,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                            111,600
            190,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                             125,875
            740,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                      691,900
          1,160,000 Metromedia Fiber Network, Inc. sr. notes
                    Ser. B, 10s, 2008                                                                     1,084,600
          1,971,000 Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                    (Luxembourg) (STP)                                                                    1,695,060
          1,180,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       1,262,600
          4,690,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                    4,596,200
          1,770,000 Nextel International, Inc. 144A sr. notes 12 3/4s, 2010                               1,752,300
            890,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               894,450
            690,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                          690,000
            610,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                   524,600
            520,000 NorthPoint Communications Group, Inc. sr. notes
                    12 7/8s, 2010                                                                           520,000
            620,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                   229,400
            950,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (STP)                                                    380,000
            310,000 Paging Network, Inc. sr. sub. notes 10s, 2008
                    (In default) (NON)                                                                      111,600
             90,000 Paging Network, Inc. sr. sub. notes 8 7/8s, 2006
                    (In default) (NON)                                                                       32,400
            255,000 Paging Network Do Brasil sr. notes 13 1/2s, 2005
                    (In default) (Brazil) (NON)                                                              16,575
          1,540,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 3/15/03), 2008 (STP)                                                     1,108,800
            645,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                            645,000
            970,000 Primus Telecommunications Group, Inc. sr. notes
                    Ser. B, 9 7/8s, 2008                                                                    543,200
            770,000 RSL Communications company guaranty
                    12 1/4s, 2006 (Bermuda)                                                                 231,000
            710,000 RSL Communications PLC company guaranty
                    12 7/8s, 2010 (United Kingdom)                                                          127,800
            450,000 RSL Communications PLC 144A company guaranty
                    10 1/2s, 2008 (United Kingdom)                                                          114,750
            500,000 RSL Communications PLC company guaranty,
                    stepped-coupon zero % (10 1/8s, 3/1/03), 2008
                    (United Kingdom) (STP)                                                                   85,000
             70,000 RSL Communications PLC company guaranty 9 1/8s,
                    2008 (United Kingdom)                                                                    17,500
            200,000 Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                    2004 (Mexico)                                                                           125,000
            450,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 7/8s, 3/15/05), 2010 (STP)                                           229,500
            310,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 4/15/04), 2009 (STP)                                                   168,950
          1,000,000 Startec Global Communications Corp. sr. notes
                    12s, 2008                                                                               800,000
            270,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                           97,200
          1,890,000 Viatel, Inc. sr. notes 11 1/4s, 2008                                                    963,900
          1,500,000 Western Wireless bank term loan FRN 8.65s, 2008                                       1,500,000
            440,000 Williams Communications Group, Inc. sr. notes
                    10 7/8s, 2009                                                                           401,500
            900,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                      702,000
                                                                                                      -------------
                                                                                                         38,449,596

Telephone (2.5%)
-------------------------------------------------------------------------------------------------------------------
            760,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          456,000
          1,430,000 Alamosa PCS Holdings, Inc. company guaranty stepped-
                    coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                            757,900
            510,000 Alaska Communications Systems Corp. company
                    guaranty 9 3/8s, 2009                                                                   469,200
             50,000 Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                            33,500
             90,000 Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                         89,100
            460,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                      276,000
          1,210,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                               701,800
            145,000 Covad Communications Group, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s, 03/15/03),
                    2008 (STP)                                                                               66,700
            220,000 Covad Communications Group, Inc. sr. notes Ser. B,
                    12s, 2010                                                                               162,800
          1,250,000 Firstworld Communication Corp. sr. disc. notes stepped-
                    coupon zero % (13, 4/15/03), 2008 (STP)                                                 300,000
          1,110,000 Focal Communications Corp. sr. disc. notes, stepped-coupon
                    Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                          555,000
             60,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                       46,200
             10,000 ICG Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 1/2s, 5/1/01), 2006 (STP)                                                      2,000
            550,000 Intermedia Communications, Inc. sr. disc. notes stepped-
                    coupon Ser. B, zero % (12 1/4s, 3/1/04), 2009 (STP)                                     387,750
          2,445,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                    978,000
          1,440,000 Madison River Capital Corp. 144A sr. notes
                    13 1/4s, 2010                                                                         1,152,000
          1,580,000 McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                1,477,300
            440,000 MGC Communications, Inc. sr. notes 13s, 2010                                            264,000
          1,130,000 Microcell Telecommunications sr. disc. notes stepped-
                    coupon Ser. B, zero % (14s, 12/1/01), 2006
                    (Canada) (STP)                                                                        1,081,975
            765,000 Netia Holdings B.V. 144A company guaranty stepped-
                    coupon zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                   512,550
            100,000 Netia Holdings B.V. 144A company guaranty 10 1/4s,
                    2007 (Poland)                                                                            77,000
            420,000 NEXTLINK Communications, Inc. sr. notes
                    10 1/2s, 2009                                                                           382,200
          1,740,000 Telecorp PCS, Inc. 144A sr. sub. notes 10 5/8s, 2010                                  1,748,700
            490,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        454,475
            370,000 Transtel S.A. pass-through certificates 12 1/2s, 2007                                   125,800
            170,000 Triton PCS Inc. company guaranty 11s, 2008                                              129,200
          1,670,000 UbiquiTel Operating Co. company guaranty stepped-
                    coupon zero % (14s, 4/15/05), 2010 (STP)                                                793,250
          1,700,000 US Unwired, Inc. company guaranty, stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                           901,000
            510,000 Versatel Telecom N.V. sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                           459,000
            180,000 Versatel Telecom N.V. sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                           162,000
          1,660,000 Voicestream Wire, Inc. sr. notes 10 3/8s, 2009                                        1,784,500
          3,096,000 WinStar Communications, Inc. 144A sr. disc. notes
                    zero % (14 3/4s, 4/15/05), 2010 (STP)                                                   959,760
            290,000 WinStar Communications, Inc. 144A sr. notes
                    12 3/4s, 2010                                                                           208,800
                                                                                                      -------------
                                                                                                         17,955,460

Textiles (0.7%)
-------------------------------------------------------------------------------------------------------------------
            250,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                        158,750
            905,000 Guess, Inc. sr. sub. notes 9 1/2s, 2003                                                 899,344
            315,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                             179,550
          1,030,000 Levi Strauss & Co. notes 6.8s, 2003                                                     865,200
            400,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                          332,000
          1,620,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        1,401,300
            405,000 William Carter Holdings Co. sr. sub. notes Ser. A,
                    12s, 2008                                                                               372,600
          1,000,000 William Carter Holdings Co. sr. sub. notes Ser. A,
                    10 3/8s, 2006                                                                           965,000
                                                                                                      -------------
                                                                                                          5,173,744

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,745,000 North Atlantic Trading Co. company guaranty Ser. B,
                    11s, 2004                                                                             1,483,250

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------------------------------------------
            910,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                  682,500

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,470,000 Cathay International, Ltd. 144A sr. notes 13s,
                    2008 (China)                                                                            764,400

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
            550,000 Allied Waste Industries bank term loan FRN
                    8 7/8s, 2006                                                                            536,839
            670,000 Allied Waste Industries bank term loan FRN
                    8.311s, 2007                                                                            656,868
          2,440,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    10s, 2009                                                                             2,116,700
            745,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 7/8s, 2009                                                                            650,013
            310,000 Waste Management, Inc. company guaranty
                    6 1/2s, 2004                                                                            291,029
                                                                                                      -------------
                                                                                                          4,251,449

Water Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            380,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                   345,800
                                                                                                      -------------
                    Total Corporate Bonds and Notes
                    (cost $362,790,247)                                                               $ 315,428,993

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (21.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (8.6%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Association
     $       57,752 6 1/2s, September 1, 2002                                                         $      57,280
          7,336,926 6s, June 1, 2029                                                                      6,855,404
         21,170,000 Federal National Mortgage Association 7 1/2s, TBA,
                    October 1, 2015                                                                      21,322,212
                    Federal National Mortgage Association
                    Pass-Through Certificates
                961 8 1/2s, March 1, 2006                                                                       984
          1,429,236 8s, with due dates from July 1, 2028 to July 1, 2030                                  1,448,430
          3,665,472 7 1/2s, with due dates from January 1, 2030 to
                    July 1, 2030                                                                          3,657,041
             10,889 6 1/2s, August 1, 2010                                                                   10,676
            270,000 6s, May 15, 2008                                                                        257,934
                    Government National Mortgage Association
                    Pass-Through Certificates
          5,877,316 8s, with due dates from July 15, 2023 to
                    December 15, 2027                                                                     5,985,186
          4,864,845 7 1/2s, with due dates from January 15, 2023 to
                    May 15, 2024                                                                          4,892,381
         15,208,623 7s, with due dates from April 15, 2023 to
                    December 15, 2028                                                                    15,006,699
          1,906,012 6 1/2s, with due dates from December 15, 2027 to
                    January 15, 2029                                                                      1,839,312
                                                                                                      -------------
                                                                                                         61,333,539

U.S. Treasury Obligations (12.6%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          5,725,000 12 3/8s, May 15, 2004 (SEG)                                                           6,899,541
         12,680,000 11 5/8s, November 15, 2004 (SEG)                                                     15,263,550
                    U.S. Treasury Notes
         29,130,000 6 3/4s, May 15, 2005                                                                 30,176,932
          8,510,000 6 1/2s, February 15, 2010                                                             8,867,675
          5,000,000 6 3/8s, January 31, 2002                                                              5,010,950
         40,000,000 U.S. Treasury Strip zero % 8/15/2009                                                 23,606,400
                                                                                                      -------------
                                                                                                         89,825,048
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $152,840,853)                                                               $ 151,158,587

FOREIGN GOVERNMENT BONDS AND NOTES (18.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD       6,016,000 Argentina (Republic of) unsub. 11 3/4s, 2009                                      $   5,662,861
USD      15,440,000 Brazil (Federal Republic of) notes 14 1/2s, 2009                                     16,984,000
CAD      19,250,000 Canada (Government of) bonds Ser. WH31,
                    6s, 2008                                                                             12,966,010
CAD      13,055,000 Canada (Government of) bonds Ser. WE00,
                    5 1/2s, 2002                                                                          8,637,947
COP         450,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                              358,875
DKK     137,190,000 Denmark (Kingdom of) bonds 6s, 2009                                                  16,641,928
DKK      44,955,000 Denmark (Kingdom of) bonds 4s, 2001                                                   5,277,779
EUR      11,560,000 Germany (Federal Republic of) bonds
                    Ser. 99, 5 3/8s, 2010                                                                10,315,512
GRD   4,000,000,000 Hellenic Greece (Republic of) bonds 6s, 2010                                         10,397,398
KRW         870,000 Korea (Republic of) unsub. 8 7/8s, 2008                                                 912,456
MAD         972,778 Morocco (Government of) bonds Ser. A,
                    6.844s, 2009                                                                            875,500
NZD       9,690,000 New Zealand (Government of) bonds
                    Ser. 709, 7s, 2009                                                                    3,992,168
USD      19,680,000 Russia (Federation of) unsub. 10s, 2007                                              15,104,400
GBP       4,030,000 United Kingdom Treasury bonds 7 1/4s, 2007                                            6,575,799
USD      15,295,000 United Mexican States bonds Ser. XW,
                    10 3/8s, 2009                                                                        16,595,075
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $132,962,952)                                                               $ 131,297,708


COLLATERALIZED MORTGAGE OBLIGATIONS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    4,100,000 Amresco Commercial Mortgage Funding I Ser. 97-C1,
                    Class F, 7.64s, 2029                                                              $   3,912,297
          1,660,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Class D, 7.053s, 2010                                                                 1,575,703
         54,651,402 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    IO, 1.17s, 2020                                                                       3,430,597
         31,381,278 Deutsche Mortgage & Asset Receiving Corp.
                    Ser. 98-C1, Class X, Interest Only (IO), 1.241s, 2023                                 1,581,322
                    Fannie Mae
            793,587 Ser. 203, Class 2, IO, 8s, 2023                                                         225,180
            897,663 Ser. 251, Class 2, IO, 8s, 2023                                                         254,712
          7,674,589 Ser. 266, Class 2, IO, 7.5s, 2024                                                     2,163,275
         10,813,433 Ser. 218, Class 2, IO, 7.5s, 2023                                                     3,078,449
          4,828,899 Ser. 221, Class 2, IO, 7.5s, 2023                                                     1,376,236
          3,871,261 Ser. 97-91, Class SL, IO, 2.763s, 2023                                                  391,360
          5,321,155 Ser. 98-66, Class SB, IO, 1.528s, 2028                                                  281,023
                    Freddie Mac
          2,171,513 Ser. 90, Class SC, IO, 2.179s, 2028                                                     122,148
            688,687 Ser. 147, Class IO, 8s, 2023                                                            192,402
            410,456 Ser. 1717, Class L, 6 1/2s, 2024                                                        398,864
            113,495 Ser. 2113, Class ZM, 6 1/2s, 2028                                                        92,924
          6,226,020 Ser. 90, Class SB, IO, 2.179s, 2028                                                     350,214
          1,434,000 Ser. 2044, Class SG, IO, 3.02s, 2023                                                    217,789
            241,466 Ser. 180, Principal Only (PO), zero %, 2026                                             173,591
          1,990,000 General Growth Properties-Ala Moana Ser. 99-C1,
                    Class E, FRN, 8.87s, 2004                                                             1,990,544
            410,000 General Growth Properties-Homart Ser. 99-C1,
                    Class G, 9.12s, 2003                                                                    410,705
                    General Growth Properties-Ivanhoe
            510,000 Ser. 99-C1, Class G, FRN, 9.87s, 2004                                                   510,100
            862,000 Ser. 99-C1, Class F, FRN, 9.12s, 2004                                                   862,168
                    Government National Mortgage Association
          1,153,012 Ser. 99-30, Class SG, 9.638s, 2025                                                    1,119,863
          1,885,325 Ser. 00-17, Class SB, 9.138s, 2026                                                    1,945,693
            820,352 Ser. 99-44, Class SZ, 9.13s, 2029                                                       788,564
          1,428,917 Ser. 98-2, Class EA, PO, zero %, 2028                                                 1,000,242
                    Merrill Lynch Mortgage Investors, Inc.
          1,070,000 Ser. 96-C2, 6.96s, 2028                                                                 949,625
         21,112,248 Ser. 96-C2, IO, 3.061s, 2028                                                          1,372,296
            209,094 Ser. 98-C2, Class A1, 6.22s, 2030                                                       205,141
          4,330,000 Ser. 98-C2, Class D, 7.105s, 2030                                                     4,066,817
          1,150,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                       748,039
         17,563,232 Ser. 98-C2, Class IO, 1.568s, 2030                                                    1,199,239
          6,074,873 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X,
                    IO, 1.579s, 2012                                                                        401,037
            237,584 Prudential Home Mortgage Securities Ser. 93-57,
                    Class A4, 5.9s, 2023                                                                    234,010
            383,155 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                     374,082
          2,500,000 Starwood Asset Receivables Trust Ser. 00-1, Class E,
                    9.372s, 2005                                                                          2,510,938
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $39,976,944)                                                                $  40,507,189


PREFERRED STOCKS (2.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              9,671 AmeriKing, Inc. 3.25 cum. pfd.                                                    $      38,684
             30,000 Chevy Chase Capital Corp. Ser. A, 5.188 pfd.                                          1,530,000
              4,000 Chevy Chase Savings Bank, Inc. 3.25 pfd.                                                102,000
             17,430 CSC Holdings, Inc. Ser. M, 11.125 cum. pfd. (PIK)                                     1,869,368
             19,200 Diva Systems Corp. Ser. C, 6.00 cum. pfd.                                               158,400
              1,620 Dobson Communications 12.25% pfd. (PIK)                                               1,522,941
                 89 Dobson Communications 13.00% pfd. (PIK)                                                  84,105
                320 First Republic 144A, 10.50% pfd.                                                        270,400
             11,765 Fitzgeralds Gaming Corp. 3.75 cum. pfd.                                                     118
          1,400,000 Fresenius Medical Capital Trust I company guaranty
                    9.00% pfd. (Germany)                                                                  1,389,500
             56,000 Golden State Bancorp Ser. A, 2.281 pfd.                                               1,302,000
                987 Granite Broadcasting 144A 12.75% cum. pfd. (PIK)                                        641,550
              1,949 ICG Holdings, Inc. 144A 14.00% pfd. (Canada) (PIK)                                       38,980
              1,196 Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                    1,136,200
             23,724 NEXTLINK Communications, Inc. 7.00 cum. pfd. (PIK)                                    1,067,580
                452 NEXTLINK Communications, Inc. Ser. B, 13.50% pfd. (PIK)                                 348,040
                  5 Paxson Communications Corp. 12.50% cum pfd. (PIK)                                         5,200
                150 Paxson Communications Corp. 13.25 cum. pfd. (PIK)                                     1,470,000
                140 Pegasus Communications Corp. Ser. A, 12.75 cum. pfd.                                    145,600
                964 R&B Falcon Corp. 13.875% cum. pfd. (PIK)                                              1,233,754
                977 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  830,450
                                                                                                      -------------
                    Total Preferred Stocks (cost $18,473,784)                                         $  15,184,870

BRADY BONDS (1.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    1,339,200 Argentina (Republic of) deb. FRB 6.813s, 2005                                         1,225,368
          3,500,000 Bulgaria (Government of) deb. Ser. PDI, FRB,
                    7.063s, 2011                                                                          2,660,000
          6,071,380 Venezuela (Republic of) deb. Ser. DL, FRB, 7s, 2007                                   5,198,923
                                                                                                      -------------
                    Total Brady Bonds (cost $9,042,850)                                               $   9,084,291


ASSET-BACKED SECURITIES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    7,205,000 Conseco Finance Securitization Ser. 00-4, Class A6,
                    8.31s, 2032                                                                       $   7,353,567
            248,094 Contimortgage Home Equity Loan Trust Ser. 97-1,
                    Class M2, 7.67s, 2028                                                                   122,729
          1,032,435 Resolution Trust Corp. Ser. 94-1, Class M1, 7.14s, 2029                               1,032,435
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $8,347,607)                                   $   8,508,731


UNITS (0.6%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                600 Australis Media, Ltd. units 15 3/4s, 2003
                    (In default) (Australia) (NON)                                                    $           1
              1,400 CFW Communications Co. units 13s, 2010                                                1,302,000
                900 Colo.com 144A units 13 7/8s, 2010                                                       918,000
              1,110 Horizon Pcs., Inc. units stepped-coupon zero %
                    (14s, 10/1/05), 2010 (STP)                                                              566,100
                910 Investcorp units 12 3/4s, 2010                                                          937,300
                910 iPCS Inc. units stepped-coupon zero %
                    (14s 7/15/05), 2010                                                                     473,200
                460 Railamerica Transportation Corp. units 12 7/8s, 2010                                    432,400
                                                                                                      -------------
                    Total Units (cost $5,253,875)                                                     $   4,629,001


CONVERTIBLE BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    2,430,000 Cybernet Internet Services 144A cv. sr. disc. notes
                    stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                                  $   1,044,900
          1,130,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          525,450
            490,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                            407,925
            490,000 Parker Drilling Corp. cv. sub. notes 5 1/2s, 2004                                       415,275
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $2,873,919)                               $   2,393,550


COMMON STOCKS (0.2%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                150 AmeriKing, Inc.                                                                   $       1,500
             14,079 Aurora Foods, Inc.                                                                       47,517
              2,955 Axia Holding, Inc. 144A (PIK)                                                            38,415
            149,352 Celcaribe                                                                                18,669
             23,404 Fitzgeralds Gaming Corp.                                                                    234
              6,795 MGC Communications, Inc.                                                                 59,244
                175 Mothers Work, Inc.                                                                        1,684
                255 Paging Do Brazil Holdings Co., LLC 144A
                    Class B, (Brazil)                                                                             3
                327 Premium Holdings (L.P.) 144A                                                              4,578
                715 PSF Holdings LLC Class A (acquired 5/29/98,
                    cost 2,463,234) (RES)                                                                 1,001,000
              5,650 Spanish Broadcasting System, Inc.                                                        67,094
             10,050 Specialty Foods Acquisition Corp.                                                           101
                 58 Waste Management, Inc.                                                                    1,133
                                                                                                      -------------
                    Total Common Stocks (cost $2,659,688)                                             $   1,241,172


WARRANTS (0.1%) (a)(NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                      DATE                  VALUE
-------------------------------------------------------------------------------------------------------------------
                  4 Anker Coal Group, Inc. 144A                                           10/25/09    $           1
              1,150 Asia Pulp & Paper Co., Ltd.144A                                       3/15/05                 1
                480 Bestel S.A. (Mexico)                                                  5/15/05            57,600
                460 Birch Telecommunications, Inc. 144A                                   6/15/08            46,000
                357 Carrier1 International                                                2/19/09            89,250
              2,428 CellNet Data Systems, Inc.                                            10/1/07                 2
              1,500 Comunicacion Cellular 144A (Colombia)                                 11/15/03            3,000
                940 Dayton Superior Corp.                                                 6/15/09            18,800
                475 Diva Systems Corp.                                                    5/15/06           270,750
              7,566 Diva Systems Corp.                                                    3/1/08            124,839
                830 Epic Resorts                                                          6/15/05                 8
                680 Firstworld Communication                                              4/15/08            13,600
                410 Huntsman Packaging Corp. 144A                                         6/1/10              4,100
              9,768 ICG Communications                                                    10/15/05            9,768
                520 Interact Systems, Inc.                                                8/1/03                  5
                520 Interact Systems, Inc. 144A                                           12/15/09                5
                245 International Wireless Communications
                    Holdings 144A                                                         8/15/01                 1
             11,713 Intira Corp. Class A                                                  2/1/10                  1
              4,025 Intira Corp. Class B                                                  2/1/10                  1
                400 Iridium World Com 144A                                                7/15/05                 1
              2,085 KMC Telecom Holdings, Inc.                                            4/15/08             6,250
              1,180 Knology Holdings                                                      10/22/07            7,080
              1,040 Maxcom Telecomunicaciones SA de CV
                    144A (Mexico)                                                         4/1/07                 10
                930 McCaw International, Ltd.                                             4/15/07            18,600
                560 Mediq, Inc. 144A                                                      6/1/09                  6
                100 Motient Corp. 144A                                                    4/1/08              3,800
                280 OnePoint Communications, Inc.                                         6/1/08             22,400
                620 Orbital Imaging Corp. 144A                                            3/1/05              3,100
              1,840 Pagemart, Inc. 144A                                                   12/31/03           21,160
                960 Paxson Communications Corp. 144A                                      6/30/03             5,280
              1,220 Raintree Resort 144A                                                  12/1/04                12
                860 Startec Global Communications Corp.                                   5/15/08               860
                185 Sterling Chemicals Holdings                                           8/15/08               740
                410 Telehub Communications Corp.                                          7/31/05               205
              1,670 Ubiquitel, Inc. 144A                                                  4/15/10            66,800
              1,260 UIH Australia/Pacific, Inc. 144A                                      5/15/06            37,800
                 30 Versatel Telecom N.V. 144A (Netherlands)                              5/15/08             7,800
            100,230 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
                590 XM Satellite Radio Holdings, Inc. 144A                                3/15/10           112,100
                                                                                                      -------------
                    Total Warrants (cost $785,754)                                                    $     951,737


CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             23,600 Global Telesystems Group, Inc. 3.63 cum. cv. pfd.                                 $     250,868
                520 Interact Electronic 14.00 cum. cv. pfd                                                        5
              3,800 LTV Corp. (The) 144A 4.125 cum. cv. pfd.                                                 87,400
                 30 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                   291,000
                107 World Access, Inc. Ser. D, zero % cv. pfd.                                               93,090
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $1,221,454)                              $     722,363


PURCHASED OPTIONS OUTSTANDING (--%) (a)                                              EXPIRATION DATE/
CONTRACT AMOUNT                                                                      STRIKE PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------
     $    7,124,774 USD/JPY Call                                                      Oct-00/110      $       3,976
          7,197,107 USD/JPY Call                                                      Oct-00/110              4,318
                                                                                                      -------------
                    Total Purchased Options Outstanding (cost $133,593)                               $       8,294


SHORT-TERM INVESTMENTS (5.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   19,810,000 Interest in $843,280,000 joint repurchase agreement dated September 29, 2000 with Morgan Stanley &
                    Co., Inc. due October 2, 2000 with respect to various
                    U.S. Treasury obligations -- maturity value of
                    $19,820,945 for an effective yield of 6.63%                                      $   19,810,000
         19,000,000 Interest in $789,642,000 joint repurchase agreement dated September 29, 2000 with Morgan (J.P.) & Co., Inc.
                    due October 2, 2000 with respect to various U.S.
                    Treasury obligations -- maturity value of $19,010,529
                    for an effective yield, of 6.65%                                                     19,000,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $38,810,000)                                  $   38,810,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $776,173,520) (b)                                        $  719,926,486
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $713,893,948.

  (b) The aggregate identified cost on a tax basis is $777,152,977, resulting in gross unrealized appreciation and depreciation of $13,042,511 and $70,269,002, respectively, or net unrealized depreciation of $57,226,491.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2000 was $1,001,000 or 0.1% of nets assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at September 30, 2000, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2000:
      (as percentage of Market Value)

          Argentina              1.0%
          Brazil                 2.5
          Canada                 4.1
          Denmark                3.0
          Germany                1.6
          Greece                 1.4
          Korea                  0.7
          Mexico                 3.0
          New Zealand            0.6
          Russia                 2.1
          United Kingdom         1.5
          United States         74.6
          Venezuela              0.7
          Other                  3.2
                              ------
          Total                100.0%
                              ======


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2000
(aggregate face value of $174,198,567)
                                                                   Unrealized
                                      Aggregate Face Delivery    Appreciation/
                      Market Value         Value       Date      (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $20,332,682     $21,555,773  12/20/2000     $(1,223,091)
Canadian Dollars        12,234,179      12,454,686  12/20/2000        (220,507)
Euro                    76,491,061      76,956,320  12/20/2000        (465,259)
Japanese Yen             7,349,997       7,405,703  10/16/2000         (55,706)
Japanese Yen            48,259,225      49,773,796  12/20/2000      (1,514,571)
Swedish Krona            4,307,989       4,339,375  12/20/2000         (31,386)
Swiss Franc              1,716,206       1,712,914  12/20/2000           3,292
------------------------------------------------------------------------------
                                                                   $(3,507,228)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 2000
(aggregate face value of $183,305,320)
                                                                    Unrealized
                           Market    Aggregate Face Delivery      Appreciation/
                           Value          Value       Date       (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $ 3,149,844     $ 3,199,599  12/20/2000      $   49,755
British Pounds           6,338,264       6,264,358  12/20/2000         (73,906)
Canadian Dollar         35,294,344      35,963,601  12/20/2000         669,257
Danish Krone            21,596,191      21,891,325  12/20/2000         295,134
Euro                    61,050,293      61,399,169  12/20/2000         348,876
Japanese Yen            48,806,625      50,329,224  12/20/2000       1,522,599
New Zealand Dollar       4,041,560       4,258,044  12/20/2000         216,484
------------------------------------------------------------------------------
                                                                    $3,028,199
------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2000
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                       Total Value        Value          Date    (Depreciation)
------------------------------------------------------------------------------
3 Month Libor
(long)                  $1,461,949      $1,461,469      Jun-02        $    480
3 Month Libor
(short)                  1,464,264       1,463,807      Jun-01            (457)
3 Month EuroYen
(short)                 10,115,153      10,111,962      Sep-01          (3,191)
90 Day Libor
(short)                  3,637,654       3,635,243      Jun-01          (2,411)
90 Day Libor
(long)                   3,633,386       3,629,071      Jun-02           4,315
90 Day Libor
(short)                  1,212,810       1,212,394      Mar-01            (416)
90 Day Libor
(long)                   1,211,646       1,210,639      Mar-02           1,007
Euro-Bund (short)       11,054,582      11,036,621      Dec-00         (17,961)
Gilt (short)             2,343,783       2,325,933      Dec-00         (17,850)
JGB 10 Yr. (long)       17,278,145      17,150,789      Dec-00         127,356
U.S. Treasury Note
10 Yr. (long)           13,729,969      13,704,835      Dec-00          25,134
U.S. Treasury Note
10 Yr. (short)           6,113,344       6,099,593      Dec-00         (13,751)
------------------------------------------------------------------------------
                                                                      $102,255

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $776,173,520) (Note 1)                                       $719,926,486
-------------------------------------------------------------------------------------------
Foreign currency (cost $551,112)                                                    545,230
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        15,614,635
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   11,907,495
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      35,782
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                    3,111,843
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                    164,730
-------------------------------------------------------------------------------------------
Total assets                                                                    751,306,201

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    361,148
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             5,284,207
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 26,095,776
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,296,427
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          160,367
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       36,477
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,354
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                       3,590,872
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                       495,965
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               88,660
-------------------------------------------------------------------------------------------
Total liabilities                                                                37,412,253
-------------------------------------------------------------------------------------------
Net assets                                                                     $713,893,948

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $861,575,486
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (18,506,036)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions (Note 1)                                          (71,967,786)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (57,207,716)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $713,893,948

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($713,893,948 divided by 100,133,127 shares)                $7.13
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $53,770)                                 $68,237,629
-------------------------------------------------------------------------------------------
Dividends                                                                         1,716,580
-------------------------------------------------------------------------------------------
Total investment income                                                          69,954,209

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  5,303,019
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      754,191
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   22,539
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,629
-------------------------------------------------------------------------------------------
Other                                                                               359,784
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,449,162
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (66,434)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,382,728
-------------------------------------------------------------------------------------------
Net investment income                                                            63,571,481
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (29,722,647)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     228,978
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                               (8,357,239)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                 (470,965)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments,
futures and TBA sale commitments during the year                                 (4,598,902)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (42,920,775)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $20,650,706
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 63,571,481     $ 58,419,638
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                         (37,850,908)     (22,122,171)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation
of investments and assets and liabilities in
foreign currencies                                                     (5,069,867)     (26,023,477)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   20,650,706       10,273,990
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income                                          (64,290,088)     (55,752,154)
--------------------------------------------------------------------------------------------------
From return of capital                                                         --      (12,290,601)
--------------------------------------------------------------------------------------------------
Increase in capital shares transactions from
reinvestment of distributions                                                  --          960,273
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (43,639,382)     (56,808,492)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     757,533,330      814,341,822
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $18,506,036 and
$5,255,468 respectively)                                             $713,893,948     $757,533,330
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                               100,133,127      100,014,650
--------------------------------------------------------------------------------------------------
Shares increased issued in connection with
reinvestment of distributions                                                  --          118,477
--------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                     100,133,127      100,133,127
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.57        $8.14        $8.79        $8.58        $8.38
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .63          .58          .71          .64          .63
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.43)        (.47)        (.67)         .21          .19
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .20          .11          .04          .85          .82
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.64)        (.56)        (.69)        (.64)        (.61)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.12)          --           --         (.01)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.64)        (.68)        (.69)        (.64)        (.62)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.13        $7.57        $8.14        $8.79        $8.58
-----------------------------------------------------------------------------------------------------
Market value,
end of period                         $6.438       $6.438       $7.750       $8.125       $7.500
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)                    10.72        (9.09)        3.91        17.54        10.34
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $713,894     $757,533     $814,342     $337,664     $332,537
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87          .93          .92         1.04          .99
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.60         7.39         8.13         7.47         7.44
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                116.71       133.72       179.84(c)    220.61       232.90
-----------------------------------------------------------------------------------------------------

(a) Total return does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Intermediate Government Income Trust.



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam Master Intermediate Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector (formerly the U.S. government sector), high-yield sector and international sector.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements. The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2000, the fund had a capital loss carryover of approximately $47,316,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
--------------     --------------------
   $   253,000     September 30, 2001
     7,035,000     September 30, 2003
     2,793,000     September 30, 2004
     1,554,000     September 30, 2005
    10,040,000     September 30, 2007
    25,641,000     September 30, 2008

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. Capital gains distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities, book accretion/amortization adjustment, and foreign market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $12,531,961 to increase distributions in excess of net investment income and $622,530 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $13,154,491. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees. Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended September 30, 2000, fund expenses were reduced by $66,434 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $928 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $689,974,000 and $686,736,388, respectively. Purchases and sales of U.S. government obligations aggregated $137,087,972 and $184,092,681, respectively.

Note 4
Share repurchase program

In November 1994, the Trustees authorized the fund to repurchase up to 1,950,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended September 30, 2000, the fund repurchased no shares. As of September 30, 2000, 570,000 shares have been repurchased since the inception of the program.

Note 5
Change in independent accountants
(unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 0.32% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


RESULTS OF JUNE 1, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on June 1, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                               Votes
                                          Votes for           withheld

Jameson Adkins Baxter                    84,781,347          3,061,784
Hans H. Estin                            84,680,557          3,162,573
J. A. Hill                               84,802,648          3,040,483
Ronald J. Jackson                        84,783,977          3,059,154
Paul L. Joskow                           84,749,654          3,093,477
Elizabeth T. Kennan                      84,728,632          3,114,499
Lawrence J. Lasser                       84,771,993          3,071,138
John H. Mullin III                       84,756,259          3,086,871
R. E. Patterson                          84,799,728          3,043,403
George Putnam, III                       84,750,875          3,092,256
A.J.C. Smith                             84,747,183          3,095,948
W. Thomas Stephens                       84,764,821          3,078,310
W. Nicholas Thorndike                    84,676,532          3,166,599

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows: 86,426,707 votes for, and 511,321 votes against, with 905,103 abstentions and broker non-votes.*

All tabulations are rounded to nearest whole number.

*At their July, 2000 meeting, the Trustees approved the election of KPMG
 LLP as the fund's auditors for fiscal year 2000 (see note 5).


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

David L. Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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